UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 12, 2010
Lodgian, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of incorporation)	001-14537 (Commission File Number)	52-2093696 (IRS Employer Identification No.)
3445 Peachtree Road, N.E., Suite 700
Atlanta, GA 30326
(Address of principal executive offices / Zip Code)
(404) 364-9400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     As previously disclosed, on January 22, 2010, Lodgian, Inc. (“we,” “us,” “our,” “Lodgian” or the “Company”), LSREF Lodging Investments, LLC (“LSREF”), and LSREF Lodging Merger Co., Inc., a wholly owned subsidiary of LSREF (“Merger Sub”), entered into a Merger Agreement (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into Lodgian (the “Merger”), with Lodgian surviving the Merger and remaining as a wholly owned subsidiary of LSREF. Also as previously disclosed, on January 26, 2010, a putative class action was commenced in the Superior Court of Fulton County, Georgia against Lodgian, each of Lodgian’s directors, LSREF and Merger Sub, alleging that, among other things, our board of directors breached their fiduciary duties to our stockholders in approving and adopting a merger agreement that allegedly contains preclusive deal protection measures and unfair merger consideration. On February 23, 2010, the plaintiffs amended their complaint to add a claim that the members of our board of directors had breached their fiduciary duty of disclosure in connection with the Schedule 14A preliminary proxy statement that the Company filed with the Securities and Exchange Commission on February 16, 2010. On April 1, 2010, the plaintiffs filed a motion for temporary restraining order seeking to enjoin the completion of the Merger.
     On April 12, 2010, we agreed in principle to settle the putative class action. Under the terms of the proposed settlement, all claims relating to the Merger Agreement and the Merger will be dismissed on behalf of the settlement class. The proposed settlement is subject to certain conditions, including but not limited to court approval and consummation of the Merger. As part of the proposed settlement we have agreed not to object to the plaintiffs’ counsel’s application to the court for an award of fees and expenses in an amount not to exceed $240,000. The proposed settlement will not affect the amount of merger consideration to be paid to Lodgian’s shareholders in the Merger or change any other terms of the Merger or Merger Agreement.
     Lodgian believes that no further supplemental disclosure is required under applicable laws; however, to avoid the risk of the putative class action delaying or adversely affecting the Merger and to minimize the expense of defending such action, we have agreed, pursuant to the terms of the proposed settlement, to make certain additional disclosures, all of which are set forth below. Information concerning the Merger is contained within, or incorporated by reference into, our proxy statement dated March 5, 2010 (the “Proxy Statement”) and mailed to Lodgian’s shareholders on or about March 12, 2010. The Proxy Statement is supplemented by, and should be read as part of, and in conjunction with, the information filed in this current report on Form 8-K. Defined terms used herein but not otherwise defined herein, shall have the meanings given such terms in the Proxy Statement.
Additional Disclosure Regarding the Opinion of Houlihan Lokey
     The penultimate paragraph prior to the description of the Selected Companies Analysis on Page 37 in the Proxy Statement is supplemented to read as set forth below. The new text is underlined and the deleted text is stricken through.
     Unless the context indicates otherwise, enterprise values used in the selected companies analysis described below were calculated using the closing price of the common stock of the selected companies listed below as of January 14, 2010. Estimates of EBITDA of the Company

for the fiscal years ending 2009 and 2010 were based on estimates provided by our management to Houlihan Lokey, as adjusted by the Company’s management to exclude certain non-recurring items ~~,including contingent liabilities~~. The implied reference ranges per share of the Company common stock indicated by the Selected Companies Analysis and the Discounted Cash Flow Analysis on page 38 of the Proxy Statement were further adjusted to reflect a range of contingent liabilities determined by our Company’s management. Estimates of EBITDA for the selected companies listed below for fiscal year 2009 and 2010 were based on publicly available research analysts’ estimates for those companies.
     The following disclosure supplements the discussion on page 38 of the Proxy Statement. The new text is underlined.
     The selected companies were selected because they were deemed to be similar to the Company in one or more respects which included nature of business, size, diversification, financial performance and geographic concentration. No specific numeric or other similar criteria were used to select the selected companies and all criteria were evaluated in their entirety without application of definitive qualifications or limitations to individual criteria. As a result, a significantly larger or smaller company with substantially similar lines of businesses and business focus may have been included while a similarly sized company with less similar lines of business and greater diversification may have been excluded. Houlihan Lokey identified a sufficient number of companies for purposes of its analysis but may not have included all companies that might be deemed comparable to the Company. The selected companies were:

Branded Comparable Companies	FY 2009E Adjusted EBITDA	FY 2010E Adjusted EBITDA

Marriott International, Inc.	17.1x	15.5x
Starwood Hotels & Resorts Worldwide, Inc.	14.8x	15.0x
Wyndham Worldwide Corp.	9.3.x	9.3x
Choice Hotels International Inc.	13.8x	13.5x

Independent Comparable Companies

FelCor Lodging Trust Inc.	13.1x	14.2x
Host Hotels & Resorts, Inc.	15.8x	17.3x
LaSalle Hotel Properties	15.5x	18.0x
Sunstone Hotel Investors, Inc.	14.9x	16.7x
Diamondrock Hospitality Co.	15.6x	16.8x
Hersha Hospitality Trust	10.1x	12.1x
Miscellaneous
     The Company Liquidation Analysis referenced in the Proxy Statement reflected the following assumptions made by management of the Company and provided to our board and Houlihan Lokey:

			Net Proceeds on	Net Proceeds on
(dollars in thousands,	Liquidation	12/31/09	Sale	Sale
except per share values)	Value [1]	Debt Balance	Low	High
LNR (Merrill Lynch Fixed #1)	$48,711	$34,554	$14,157	$14,157
JER (Merrill Lynch Fixed #4) [2]	37,796	34,648	0	3,148
Goldman Sachs	84,953	130,000	0	0
IXIS Three Asset Loan	18,188	20,679	0	0
Hilton Head [3]	18,430	18,294	0	0
Pinehurst	3,114	2,920	0	0
Palm Desert	7,760	5,645	2,115	2,115
Melbourne [3]	18,430	0	13,823	18,430
Monroeville [3]	6,548	0	4,911	6,548
Net Proceeds Total			$35,006	$44,398
Total Deductions [4]			(54,552)	(23,832)
Available for Distribution			($19,546)	$20,566
Cash balance at 12/31/09			32,200	32,200
Total Cash			$12,654	$52,766
Fully diluted shares outstanding			21,675	21,675
Implied per share distribution			$0.58	$2.43

[1]	Implied asset values (assuming 4.0% FF&E reserve) impacted by a 25% liquidation sale discount

[2]	Range of net proceeds due to risk in assets’ underlying performance.

[3]	Implied asset value has not been reduced by 25% liquidation sale discount, as value is based upon actual offer received. However, Melbourne and Monroeville have been risk-adjusted for the Low scenario by applying the 25% liquidation sale discount.

[4]	Per Company management includes deductions for estimated federal/state tax, corporate overhead, change in control payments, contingent liabilities, insurance run-off and reserve for other corporate liabilities.
Additional Information and Where to Find it
In connection with the proposed merger with LSREF and required shareholder approval, Lodgian filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) on March 5, 2010. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT LODGIAN AND THE MERGER. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by Lodgian with the SEC may be obtained free of charge by contacting Lodgian, Inc., Attn: Investor Relations, 3445 Peachtree Road NE, Suite 700, Atlanta, Georgia 30326, Telephone: 404-364-9400. Our filings with the SEC are also available on our website at www.lodgian.com.

Participants in the Solicitation
Lodgian and its officers and directors may be deemed to be participants in the solicitation of proxies from Lodgian’s shareholders with respect to the merger. Information about Lodgian’s officers and directors and their ownership of Lodgian’s common shares is set forth in the proxy statement for Lodgian’s 2009 Annual Meeting of Shareholders, which was filed with the SEC on
March 20, 2009. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Lodgian and its respective officers and directors in the merger by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.
Cautionary Note Regarding Forward-looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical facts, including, among others, statements regarding the anticipated merger with LSREF, Lodgian’s expectations regarding returning certain hotels to lenders, anticipated cost reductions, optional maturity extensions, property dispositions, future financial position, business strategy, projected performance and financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Lodgian and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the Lodgian’s ability to control or predict. Such factors include, but are not limited to, any conditions imposed in connection with the merger, approval of the merger agreement by the stockholders of Lodgian, the satisfaction of various other conditions to the closing of the merger contemplated by the merger agreement, the effects of regional, national and international economic conditions, our ability to refinance or extend maturing mortgage indebtedness, competitive conditions in the lodging industry and increases in room supply, requirements of franchise agreements (including the right of franchisors to immediately terminate their respective agreements if we breach certain provisions), our ability to complete planned hotel dispositions, the ability to realize anticipated cost reductions, the effects of unpredictable weather events such as hurricanes, the financial condition of the airline industry and its impact on air travel, the effect of self-insured claims in excess of our reserves and our ability to obtain adequate insurance at reasonable rates, and other factors discussed under Item IA (Risk Factors) in Lodgian’s Form 10-K for the year ended December 31, 2009, and as updated in its Forms 10-Q for the quarters ended March 31, June 30 and September 30, 2009. Lodgian assumes no duty to update these statements.
Management believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to Lodgian or persons acting on its behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made, and Lodgian undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Lodgian has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lodgian, Inc. (Registrant)
Dated: April 12, 2010	By:	/s/ James A. MacLennan
		Name:	JAMES A. MACLENNAN
		Title:	Executive Vice President and Chief Financial Officer